UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2019

MERIDIAN BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Ohio	0-14902	31-0888197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive, Cincinnati, Ohio		45244
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (513) 271-3700

(Former Name or Former Address, if Changed Since Last Report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VIVO	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Effective April 29, 2019, Meridian Bioscience, Inc., an Ohio corporation (“Meridian” or the “Company”), Meridian Bioscience Canada Inc., a corporation incorporated under the laws of British Columbia and a direct wholly-owned subsidiary of the Company (“Buyer”), GenePoc Inc., a corporation incorporated under the laws of Canada (“Seller”), the shareholders of Seller (the “Shareholders”), and Après-demain Holding SA, solely in the capacity of Shareholders’ Representative (the “Shareholders’ Representative”), entered into a share purchase agreement (the “Purchase Agreement”). The Purchase Agreement provides that Buyer will purchase substantially all of the assets and certain specified liabilities of Seller by means of a two-step transaction (the “Acquisition”). As the first step in the Acquisition, Seller will transfer substantially all of the assets of Seller and certain specified liabilities to GenePoc Canada Inc., a corporation incorporated under the laws of British Columbia and subsidiary of Buyer (“GenePoc Canada”), in exchange for the issuance to Seller by GenePoc Canada of non-voting Class B shares (the “Purchased Shares”) of GenePoc Canada (the “Reorganization”). Then, following the Reorganization, Buyer will acquire from Seller the Purchased Shares, and GenePoc Canada will become Buyer’s wholly-owned subsidiary, with Buyer owning all of the issued and outstanding shares of GenePoc Canada. The Purchase Agreement contemplates a maximum purchase price of up to $120 million comprised of: (i) a closing cash payment of approximately $50 million subject to a working capital adjustment and holdback of $5 million to secure Seller’s performance of certain post-closing obligations; (ii) a $20 million aggregate principal amount non-interest bearing term promissory note (the “Promissory Note”) payable in two $10 million installments upon the achievement of certain development milestones if achieved by September 30, 2020 and March 31, 2021, respectively; and (iii) a contingent consideration payment of up to $50 million payable if certain financial performance targets are achieved during the twelve-month period ending September 30, 2022. Under the terms of the Purchase Agreement, Meridian and the Shareholders are bound to guaranteeing the obligations of Buyer and Seller, respectively.

The closing of the Acquisition is subject to customary conditions, including, but not limited to: (i) obtaining all material consents and assignments necessary in connection with the Reorganization and the Acquisition; and (ii) Buyer having obtained financing necessary to fulfill its obligations under the Purchase Agreement on terms and conditions satisfactory to Buyer.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which will be filed with a subsequent report and the terms of which are incorporated herein by reference.

This summary of the Purchase Agreement is included solely to provide investors with information regarding certain terms of the Purchase Agreement. It is not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. Investors are cautioned that the representations, warranties and covenants included in the Purchase Agreement were made by the parties thereto to each other. These representations, warranties and covenants were made as of specific dates and only for purposes of the Purchase Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality that may be different from that generally relevant to investors and are qualified by information disclosed in the Company’s public filings, as well as in confidential disclosure schedules that the parties exchanged in connection with the execution of the Purchase Agreement. In addition, the representations and warranties may have been included in the Purchase Agreement for the purpose of allocating risk between Seller and Buyer rather than to establish matters as facts. The representations and warranties contained in the Purchase Agreement are solely for the benefit of the parties to the Purchase Agreement. Investors are not third-party beneficiaries under the Purchase Agreement and in reviewing the representations, warranties and covenants contained in the Purchase Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Purchase Agreement to be characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that the Company publicly files with the SEC.

Item 7.01.	Regulation FD Disclosure.

On April 30, 2019, the Company issued a press release announcing the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 7.01 to this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Exchange Act.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of the business of GenePOC by Meridian, including any statements regarding the synergies, benefits and opportunities of the transaction, future opportunities for the combined company and products, future financial performance and any other statements regarding future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements.

All forward-looking information is subject to numerous risks and uncertainties, many of which are beyond the control of Meridian, that could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the diversion of management time on transaction-related issues; ability to successfully integrate the businesses; risk that the transaction and its announcement could have an adverse effect on the parties’ ability to retain customers and retain and hire key personnel; the risk that any potential synergies from the transaction may not be fully realized or may take longer to realize than expected; and risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products. In addition, forward-looking statements may also be adversely affected by general market factors, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new products and indications, manufacturing issues that may arise, patent positions and litigation, among other factors. The forward-looking statements contained in this communication may become outdated over time. Meridian does not assume any responsibility for updating any forward-looking statements. Additional information concerning these and other factors can be found in Meridian’s filings with the SEC and available through the SEC’s Electronic Data Gathering and Analysis Retrieval system at www.sec.gov, including Meridian’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing list of important factors is not exclusive. Meridian assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated April 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN BIOSCIENCE, INC.

Date: April 30, 2019	By: /s/ Eric S. Rasmussen
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)